Credit Risk	Nov. 18, 2019
Risks and Uncertainties [Abstract]
Credit Risk
Note 18. Credit Risk
The Companies’ accounting policies for credit risk are discussed in Note 23 to the Consolidated Financial Statements in the Companies’ Annual Report on Form
10-K
for the year ended December 31, 2018
, as updated in Current Report on Form 8-K, filed November 18, 2019.
At March 31, 2019, Dominion Energy’s gross credit exposure related to energy marketing and price risk management activities totaled $184 million. Of this amount, investment grade counterparties, including those internally rated, represented 63%. No single counterparty, whether investment grade or non-investment
grade, exceeded $36 million of exposure. At March 31, 2019, Virginia Power’s exposure related to wholesale customers totaled $74 million. Of this amount, investment grade counterparties, including those internally rated, represented 23%. No single counterparty, whether investment grade or non-investment
grade, exceeded $29 million of exposure. At March 31, 2019, Dominion Energy Gas’ held an immaterial level of credit exposure, all of which was considered to be investment grade counterparties.
For the three months ended March 31, 2019, the Export Customers comprised approximately 32% of Dominion Energy Gas’ total operating revenue, with Dominion Energy Gas’ largest customer representing approximately 17% of such amount during the period. For the three months ended March 31, 2018, Dominion Energy Gas’ two largest customers comprised approximately 6% of Dominion Energy Gas’ operating revenues, with the largest customer, an affiliate, representing approximately 4% of such amount during the period.
Credit-Related Contingent Provisions
The majority of Dominion Energy’s derivative instruments contain credit-related contingent provisions. These provisions require Dominion Energy to provide collateral upon the occurrence of specific events, primarily a credit rating downgrade. If the credit-related contingent features underlying these instruments that are in a liability position and not fully collateralized with cash were fully triggered as of March 31, 2019 and December 31, 2018, Dominion Energy would have been required to post less than $1 million and $1 million, respectively, of additional collateral to its counterparties. The collateral that would be required to be posted includes the impacts of any offsetting asset positions and any amounts already posted for derivatives, non-derivative
contracts and derivatives elected under the normal purchases and normal sales exception, per contractual terms. Dominion Energy had posted no collateral at March 31, 2019 or December 31, 2018 related to derivatives with credit-related contingent provisions that are in a liability position and not fully collateralized with cash. The aggregate fair value of all derivative instruments with credit-related contingent provisions that are in a liability position and not fully collateralized with cash was immaterial at both March 31, 2019 and December 31, 2018, which does not include the impact of any offsetting asset positions. Credit-related contingent provisions for Virginia Power and Dominion Energy Gas were immaterial as of March 31, 2019 and December 31, 2018. See Note 9 for further information about derivative instruments.